 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of theSecurities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 23, 2011

  Millennia, Inc.
 (Exact name of registrant as specified in its Charter)

Nevada	000-16974	59-2158586
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)
1700 Pacific Ave, Suite 1880, Dallas, Texas 75201
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code:  (214) 855-0808

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Current Report on Form 8-K/A amends the Millennia, Inc. (the “Company”) Current Report on Form 8-K filed on June 27, 2011 (the “Original Filing”) solely to re-file Exhibit 10.2.  The exhibit filed previously contained a typographical error with respect to the number of shares issued pursuant to a Stock Purchase Agreement between the Company and Bon Amour International, LLC. No other changes have been made to the Original Filing.

Item 9.01	Financial Statements and Exhibits
(d)  Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Form 8-K.

Exhibit No.	Description
10.2	Stock Purchase Agreement dated June 23, 2011 by and between Millennia, Inc. and Bon Amour International, LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 22, 2011

MILLENNIA, INC.

By: /s/Nathan Halsey
Nathan Halsey, President and Chief Executive Officer